SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 29, 2003

                     DIALYSIS CORPORATION OF AMERICA
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

          Florida                   0-8527                  59-1757642
----------------------------      -----------          -------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)

        1344 Ashton Road, Hanover, Maryland                 21076
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code (410) 694-0500

Item 5.  Other Events and Required FD Disclosures

     On May 29, 2003, at its annual meeting, the board of directors appointed Stephen W. Everett as its Chief Executive Officer. Mr. Everett is also President of the Company. Thomas K. Langbein, formerly the Chief Executive Officer, will continue as the Chairman of the Board. For further details, see the Company's press release dated June 13, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired

          None

     (b)  Pro Forma Financial Information

          None

     (c)  Exhibits

          (99)  Additional Exhibits

                (i) Press Release announcing appointment of Chief Executive Officer dated June 13, 2003.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By-----------------------------
                                          STEPHEN W. EVERETT,
                                          Chief Executive Officer and
                                          President

Dated:  June 13, 2003